[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY

PROSPECTUS, JUNE 10, 2005

NEUBERGER BERMAN
INCOME FUNDS


          NEUBERGER BERMAN
          INVESTOR CLASS SHARES

          LEHMAN BROTHERS CORE BOND FUND


THESE SECURITIES, LIKE THE SECURITIES OF ALL MUTUAL FUNDS, HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, AND THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED IF THE PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS

INCOME FUNDS

Lehman Brothers Core Bond Fund ...............1

YOUR INVESTMENT

Share Prices .................................8
Privileges and Services ......................9
Distributions and Taxes ......................9
Maintaining Your Account ....................11
Buying Shares ...............................15
Selling Shares ..............................16
Market Timing Policy ........................17
Portfolio Holdings Policy ...................18
Fund Structure ..............................18

THIS FUND:

o  is designed for investors seeking current income and capital appreciation
o offers you the opportunity to participate in financial markets through a professionally managed bond portfolio
o carries certain risks, including the risk that you could lose money if fund shares, when you sell them, are worth less than what you originally paid. This prospectus discusses principal risks of investing in fund shares. These and other risks are discussed in more detail in the Statement of Additional Information (see back cover)
0 is a mutual fund, not a bank deposit, and is not guaranteed or insured by the FDIC or any other government agency.


THE NEUBERGER BERMAN NAME AND LOGO ARE SERVICE MARKS OF NEUBERGER BERMAN, LLC. "NEUBERGER BERMAN MANAGEMENT INC." AND THE INDIVIDUAL FUND NAME IN THIS PROSPECTUS ARE EITHER SERVICE MARKS OR REGISTERED SERVICE MARKS OF NEUBERGER BERMAN MANAGEMENT INC.(C) 2005 NEUBERGER BERMAN MANAGEMENT INC. ALL RIGHTS RESERVED.

LEHMAN BROTHERS
CORE BOND FUND

[GRAPHIC] GOAL & STRATEGY

THE FUND SEEKS TO MAXIMIZE TOTAL RETURN THROUGH A COMBINATION OF INCOME AND CAPITAL APPRECIATION.

To pursue this goal, the fund may invest in U.S. Treasury bonds, bonds guaranteed by an agency of the Federal government, corporate bonds, commercial paper, and mortgage and other asset-backed bonds. At the time of investment, all of these securities must be at least investment-grade.

Under normal market conditions, the fund invests at least 80% of its net assets plus any borrowing for investment purposes (calculated at the time of any investment) in high quality fixed-income securities for which a ready market exists. If the securities are private-sector issues--corporate bonds, commercial paper or bonds secured by assets such as home mortgages--generally, they must have earned an "A" rating or better from a nationally recognized statistical rating organization, such as Moody's Investors Service, Standard & Poor's or Fitch, Inc. The fund also considers all bonds issued by the U.S. Government and its agencies to be high quality, although in highly unusual circumstances such bonds may present credit risk.

The investment manager considers three principal factors in managing the fund's investments:

o  the current level of and expected changes in interest rates
o the relative attractiveness of the different sectors of the bond market: U.S. Treasury bonds or bonds issued by government agencies (e.g., the Student Loan Marketing Association and the Federal Farm Credit System); mortgage-backed bonds; asset-backed bonds; corporate bonds; and commercial paper Section
o  individual issue selection criteria.

INTEREST RATE STRATEGY. The manager seeks to protect the value of the fund's bonds from interest rate increases--and capture the gain in value when interest rates fall--by managing the fund's average duration against that of the overall U.S. bond market.

The duration of all the bonds in the Lehman Brothers Aggregate Bond Index usually averages about four to five years. The fund's duration will normally vary up to one year from the average. The duration will be shorter than the market average if the manager's analysis indicates that interest rates will rise and bond prices will fall; it will be longer if the analysis indicates the opposite trend--that rates will fall and prices will rise. The fund may deviate up to two years from the bond market's average duration, although the manager does not anticipate extending that far except in the most extreme circumstances.

The manager considers a combination of three key factors in its analysis of the future course of interest rates:

o  pace of economic activity
o  U.S. monetary policy
o  public's expectations for inflation.

Generally, interest rates will rise and bond prices will fall with a growing economy, when the Federal Reserve raises interest rates, or with a rising inflation rate. Interest rates will fall and bond prices will rise with an opposite combination of factors.

SECTOR SELECTION. The difference in interest paid on bonds in various sectors remains fairly constant. For example, when interest rates on Treasury bonds rise, rates on corporate bonds will generally rise by


                                1 CORE BOND FUND
a similar amount. But, depending on outside economic influences, investor sentiment and the law of supply and demand, a sector may deviate from the norm. This deviation may offer an opportunity for the fund to earn more than usual for bonds at a given level of risk. As the manager monitors the bond market, it compares the differences in sector interest rates with historical levels in an effort to profit from deviations.

INDIVIDUAL ISSUE SELECTION. When making investment decisions, the manager examines the unique characteristics of each security. These include credit quality, maturity, issue structure and mortgage prepayment risks. The manager seeks to assure that the fund receives adequate compensation for the risk it is assuming and, if possible, seeks bonds that pay more than the prevailing rate of interest for the risks they involve.

The fund is authorized to change its goal without shareholder approval, although it does not currently intend to do so.

- DURATION AND MATURITY

DURATION IS A MEASURE OF A BOND INVESTMENT'S SENSITIVITY TO CHANGES IN INTEREST RATES. THE LONGER THE DURATION OF A BOND, THE LONGER IT WILL TAKE TO REPAY THE PRINCIPAL AND INTEREST OBLIGATIONS AND THE MORE SENSITIVE IT IS TO CHANGES IN PREVAILING INTEREST RATES. MATURITY ADDRESSES WHEN THE LAST PAYMENT ON A BOND WILL BE MADE AND DOES NOT MEASURE INTERIM PAYMENTS.

TYPICALLY, WITH A 1% CHANGE IN INTEREST RATES, AN INVESTMENT'S VALUE MAY BE EXPECTED TO MOVE IN THE OPPOSITE DIRECTION APPROXIMATELY 1% FOR EACH YEAR OF ITS DURATION.

- BOND RATINGS

MOST LARGE ISSUERS OBTAIN CREDIT RATINGS FOR THEIR BONDS FROM ONE OR MORE INDEPENDENT RATING AGENCIES, ALTHOUGH MANY BONDS OF ALL QUALITY LEVELS REMAIN UNRATED.

THE FUND CONSIDERS BONDS RATED IN THE TOP FOUR CATEGORIES OF CREDIT QUALITY BY AT LEAST ONE RATING AGENCY (AND UNRATED BONDS DEEMED BY THE MANAGER TO BE OF COMPARABLE QUALITY) TO BE INVESTMENT GRADE.


                                2 CORE BOND FUND

[GRAPHIC] MAIN RISKS

Most of the fund's performance depends on what happens in the bond markets. The value of your investment will rise and fall, and you could lose money.

The fund's yield and total return will change with interest rate movements. When interest rates rise, the fund's share price will typically fall. The fund's sensitivity to this interest rate risk will increase with any increase in the fund's duration.

Some debt securities in which the fund may invest allow the issuer to repay them early; these are referred to as "callable securities." Issuers will often repay the obligation underlying a callable security when interest rates are low. Therefore, to the extent the fund holds callable securities and the issuers repay the securities early, the fund may not benefit fully from the increase in value that other debt securities experience when rates decline. In addition, the fund likely would have to reinvest the proceeds of the payoff at then current yields, which will be lower than the yield of the callable security that was paid off.

A downgrade or default affecting any of the fund's securities would affect the fund's performance. Performance could also be affected if unexpected interest rate trends cause the fund's mortgage- or asset-backed securities to be paid off substantially earlier or later than expected. Higher interest rates generally result in slower payoffs, which effectively increase duration and heighten interest rate risk. When interest rates fall, many mortgages are refinanced, and mortgage-backed securities may be repaid early. Thus, the fund may not experience the increase in market value from these securities that normally accompanies a decline in interest rates.

Over time, the fund may produce lower returns than stock investments and less conservative bond investments. Although the fund's average return has out-paced inflation over the long term, it may not always do so. Your results relative to the rate of inflation will, of course, be affected by any taxes you pay on fund distributions.

The fund normally executes an above-average amount of fixed income trading. Its annual portfolio turnover rate typically exceeds 300%, and in some years may exceed 400%. A portfolio rate of 300% is equivalent to the fund buying and selling all of the securities in its portfolio three times in the course of a year. Although most bond transactions do not involve brokerage commissions, a high turnover can result in higher transaction costs. To the extent that extensive trading results in net realized gains, shareholders may be taxed on the distributions.

OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND SECURITIES INVOLVING ADDITIONAL RISKS.

THE USE OF CERTAIN DERIVATIVES TO HEDGE INTEREST RATE RISK COULD AFFECT FUND PERFORMANCE IF INTEREST RATES, OR THE DERIVATIVES, DO NOT PERFORM AS EXPECTED.

WHILE THE FUND MAY HOLD SECURITIES THAT CARRY U.S. GOVERNMENT GUARANTEES, THESE GUARANTEES DO NOT EXTEND TO SHARES OF THE FUND ITSELF AND DO NOT GUARANTEE THE MARKET PRICE OF THE SECURITIES. SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES OR INSTRUMENTALITIES MAY NOT BE BACKED BY THE FULL FAITH AND CREDIT OF THE U.S. TREASURY; SOME ARE BACKED ONLY BY THE ISSUING ENTITY.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY, SHORT-TERM DEBT INSTRUMENTS. THIS COULD HELP THE FUND AVOID LOSSES BUT MAY MEAN LOST OPPORTUNITIES.

                                3 CORE BOND FUND

[GRAPHIC] PERFORMANCE

The charts below provide an indication of the risks of investing in the fund. The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect any reduction for taxes that a shareholder might have paid on fund distributions or on the redemption of fund shares at a gain. The table below the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it's not a prediction of future results.

YEAR-BY-YEAR % RETURNS as of 12/31 each year*
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1995
 '96
 '97
 '98                      7.23
 '99                     -0.97
 '00                      9.75
 '01                      7.01
 '02                      9.19
 '03                      3.83
 '04                      4.12


BEST QUARTER:   Q3 '01,  4.34%
WORST QUARTER:  Q2 '04, -2.29%


AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/2004*
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                                                    SINCE INCEPTION
                             1 YEAR     5 YEARS       (2/1/1997)
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CORE BOND FUND
Return Before Taxes           4.12        6.75           6.08
Return After Taxes
on Distributions              2.58        4.70           3.88
Return After Taxes on
Sale of Fund Shares           2.86        4.57           3.85
Lehman Brothers
Aggregate Bond Index          4.34        7.71           7.00


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INDEX DESCRIPTION:

The Lehman Brothers Aggregate Bond Index is an unmanaged index that represents the investment grade bond market. It is composed of securities from the Lehman Brothers Treasury, Government-Related, Corporate and Securitized Indices.
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* THIS FUND IS THE SUCCESSOR TO ARIEL PREMIER BOND FUND. THE YEAR-BY-YEAR AND AVERAGE ANNUAL TOTAL RETURN DATA ARE THOSE OF THE ARIEL PREMIER BOND FUND INVESTOR CLASS, THE PREDECESSOR OF THE FUND'S NEUBERGER BERMAN INVESTOR CLASS.

-  PERFORMANCE MEASURES

THE INFORMATION ON THIS PAGE PROVIDES DIFFERENT MEASURES OF THE FUND'S TOTAL RETURN. TOTAL RETURN INCLUDES THE EFFECT OF DISTRIBUTIONS AS WELL AS CHANGES IN SHARE PRICE, IF ANY SHOULD OCCUR. THE FIGURES ASSUME THAT ALL DISTRIBUTIONS WERE REINVESTED IN THE FUND, AND INCLUDE ALL FUND EXPENSES.

THE TABLE COMPARES THE FUND'S RETURN TO THOSE OF A BROAD-BASED MARKET INDEX. THE FUND'S PERFORMANCE FIGURES INCLUDE ALL OF ITS EXPENSES, BUT THE INDEX DOES NOT INCLUDE COSTS OF MAKING INVESTMENTS OR ANY TAX CONSEQUENCES.

TO OBTAIN THE FUND'S CURRENT YIELD, CALL 800-877-9700 OR VISIT OUR WEBSITE AT www.nb.com. THE CURRENT YIELD IS THE FUND'S NET INCOME OVER A 30-DAY PERIOD EXPRESSED AS AN ANNUAL RATE OF RETURN.

                                4 CORE BOND FUND

[GRAPHIC] INVESTOR EXPENSES

The fund does not charge you any fees for buying, selling or exchanging shares or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

FEE TABLE
--------------------------------------------------------------------------------
SHAREHOLDER FEES                                    None
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ANNUAL OPERATING EXPENSES (% of average net assets)
These are deducted from fund assets, so you pay
them indirectly
            Management fees*                        0.52
PLUS:       Distribution (12b-1) fees               0.25
            Other expenses**                        0.55
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EQUALS:     Total annual operating expenses         1.32
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MINUS:      Expense reimbursement                   0.47
--------------------------------------------------------------------------------
EQUALS:     Net expenses***                         0.85
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EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

--------------------------------------------------------------------------------
             1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Expenses     $87         $271         $471         $1,049
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* "MANAGEMENT FEES" INCLUDES INVESTMENT MANAGEMENT AND ADMINISTRATION FEES.

** "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.

*** NEUBERGER BERMAN MANAGEMENT INC. ("NBMI") HAS CONTRACTUALLY AGREED TO REIMBURSE CERTAIN EXPENSES OF THE FUND THROUGH 10/31/2015, SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THE FUND ARE LIMITED TO 0.85% OF AVERAGE NET ASSETS. THIS ARRANGEMENT DOES NOT COVER INTEREST, TAXES, BROKERAGE COMMISSIONS, AND EXTRAORDINARY EXPENSES. THE FUND HAS AGREED TO REPAY NBMI FOR EXPENSES REIMBURSED TO THE FUND PROVIDED THAT REPAYMENT DOES NOT CAUSE THE FUND'S ANNUAL OPERATING EXPENSES TO EXCEED 0.85% OF ITS AVERAGE NET ASSETS. ANY SUCH REPAYMENT MUST BE MADE WITHIN THREE YEARS AFTER THE YEAR IN WHICH NBMI INCURRED THE EXPENSE.

NBMI HAS VOLUNTARILY AGREED TO WAIVE ITS INVESTMENT MANAGEMENT FEE IN THE AMOUNT OF 0.20% OF THE FUND'S AVERAGE NET ASSETS THROUGH 10/31/2006. AS A RESULT OF THIS WAIVER, THE INVESTMENT MANAGEMENT FEE OF THE FUND WILL BE LIMITED TO 0.05% OF ITS AVERAGE NET ASSETS.

[GRAPHIC] MANAGEMENT

ANDREW A. JOHNSON, is a Managing Director of Lehman Brothers Asset Management LLC ("Sub-Adviser"). He joined the predecessor to the Sub-Adviser (Lincoln Capital Management Company) in 1989. Mr. Johnson is the co-head of investment grade fixed income and lead portfolio manager for multiple core bond portfolios, including the Lehman Brothers Core Bond Fund. He is the Chief Investment Officer for investment grade strategies with responsibility for the overall direction of the investment process and research. He is a member of the investment team setting overall portfolio strategy and serves on specialty investment grade teams, heading the Structured Products Team. He is also a member of the Advisory Committee to the Sub-Adviser's Board of Directors and the Firm's Steering Committee. Prior to joining the Firm, he was a manager of financial planning and analysis at Illinois Bell. Previously, he had been an R&D engineer at Northrop Defense Systems Division. Mr. Johnson earned his BS and MS degrees in Electrical Engineering at the Illinois Institute of Technology and his MBA from the University of Chicago. He serves on the Lehman Brothers Analytics Advisory Council and Index Advisory Council.

RICHARD W. KNEE, is a Managing Director and Board member of the Sub-Adviser. He joined the predecessor to the Sub-Adviser (Lincoln Capital Management Company) in 1983. Mr. Knee is the co-head of investment grade fixed income and lead portfolio manager with primary responsibility for full discretion portfolios, including the Lehman Brothers Core Bond Fund, and custom strategies. He is a member of the investment team setting overall portfolio strategy and serves on specialty investment grade teams, heading the Interest Rate Strategy team. He is also a member of the Firm's

                                5 CORE BOND FUND

Steering Committee. Prior to 1983, he was a fixed income portfolio manager in the trust departments of both the Harris Bank and the First National Bank of Chicago. Mr. Knee graduated from the University of Notre Dame and has an MBA from the University of California at Berkeley.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities.

NEUBERGER BERMAN MANAGEMENT INC. is the fund's investment manager, administrator, and distributor. It engages the Sub-Adviser to provide day-to-day investment management services. As investment adviser, Neuberger Berman Management Inc. is responsible for overseeing the investment activities of the Sub-Adviser. Neuberger Berman Management Inc. and the Sub-Adviser are wholly owned subsidiaries of Lehman Brothers Holdings Inc.

For investment management services, the fund will pay Neuberger Berman Management Inc. fees at the annual rate of 0.25% of the fund's average daily net assets on the first $500 million; 0.225% on the next $500 million; 0.20% on the next $500 million; 0.175% on the next $500 million; and 0.15% over $2 billion. For administrative services provided to the Neuberger Berman Investor Class of shares, the fund will pay Neuberger Berman Management Inc. fees at the annual rate of 0.27% of average daily net assets.


                                6 CORE BOND FUND

[GRAPHIC] FINANCIAL HIGHLIGHTS

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                                                                                                    SIX MONTHS
                                                                                                      ENDED
                                                                                                  MARCH 31, 2005
YEAR ENDED SEPTEMBER 30,                   2000        2001       2002       2003       2004       (UNAUDITED)
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PER-SHARE DATA ($)

Data apply to a single share throughout each period  indicated.  You can see what the fund earned (or lost),  what it distributed to investors, and how its share price changed.

            Share price (NAV) at
            beginning of period              9.91        9.87      10.45      10.72      10.80              10.51

PLUS:       Income from investment
            operations
            Net investment income            0.56        0.51       0.39       0.28       0.23               0.14
            Net gains/losses -
            realized and unrealized         (0.04)       0.58       0.37       0.24       0.11              (0.09)
            Subtotal: income from
            investment operations            0.52        1.09       0.76       0.52       0.34               0.05

MINUS:      Distributions to
            shareholders
            Income dividends                 0.56        0.51       0.39       0.28       0.23               0.14
            Capital gain distributions          -           -       0.10       0.16       0.40               0.26
            Subtotal: distributions
            to shareholders                  0.56        0.51       0.49       0.44       0.63               0.40

EQUALS:     Share price (NAV) at
            end of period                    9.87       10.45      10.72      10.80      10.51              10.16
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RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the fund's expenses and
net investment income.

Net expenses - actual                        0.85        0.85       0.85       0.85       0.85               0.85(1)
Net investment income - actual               5.70        4.77       3.65       2.63       2.21               2.67(1)

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OTHER DATA

Total return shows how an investment in the fund would have performed over each period, assuming all distributions were reinvested.
The turnover rate reflects how actively the fund bought and sold securities.

Total return (%)                             5.43       11.27       7.56       5.01       3.29               0.45(2)
Net assets at end of period
(in millions of dollars)                      2.8         9.8       22.3       26.1       26.0               29.9
Portfolio turnover rate (%)                   492         410        333        343        390                258(2)

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ALL OF THE ABOVE FIGURES ARE FROM THE INVESTOR CLASS OF THE FUND'S PREDECESSOR FUND, ARIEL PREMIER BOND FUND. THE FIGURES FOR 2004
WERE OBTAINED FROM THE 2004 FINANCIAL STATEMENTS WHICH WERE AUDITED BY KPMG LLP, THE PREDECESSOR FUND'S INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM. PRIOR YEARS WERE OBTAINED FROM FINANCIAL STATEMENTS AUDITED BY ANOTHER ACCOUNTING FIRM. THEIR REPORT, ALONG
WITH FULL FINANCIAL STATEMENTS, APPEARS IN THE PREDECESSOR FUND'S MOST RECENT SHAREHOLDER REPORT. THE FIGURES FOR THE SIX MONTHS
ENDED MARCH 31, 2005 ARE UNAUDITED.

(1) ANNUALIZED.

(2) NOT ANNUALIZED.

                                                          7 CORE BOND FUND

NEUBERGER BERMAN
YOUR INVESTMENT

O  SHARE PRICES

Because Neuberger Berman Investor Class shares of the fund do not have sales charges, the price you pay for each share of the fund is the net asset value per share. Similarly, because there are no fees for selling shares, the fund pays you the full share price when you sell shares.

The fund is open for business every day the New York Stock Exchange ("Exchange") is open. The Exchange is closed on all national holidays and Good Friday; fund shares will not be priced on those days or any other day the Exchange is closed. Because fixed income securities trade in markets outside the Exchange, a fund may decide to remain open on a day when the Exchange is closed for unusual reasons. In such a case, the fund would post a notice on the Neuberger Berman website, www.nb.com.

In general, every buy or sell order you place will go through at the next share price to be calculated after your order has been accepted (see "Maintaining Your Account" for instructions on placing orders). We cannot accept your purchase order until payment has been received. The fund calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. Eastern time. If you use an investment provider, you should check with it to find out by what time your order must be received so that it can be processed the same day. Depending on when it accepts orders, it's possible that the fund's share price could change on days when you are unable to buy or sell shares.

Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by the fund could change on days when you can't buy or sell fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is accepted.

-  SHARE PRICE CALCULATIONS

THE PRICE OF NEUBERGER BERMAN INVESTOR CLASS SHARES OF THE FUND IS THE TOTAL VALUE OF FUND ASSETS ATTRIBUTABLE TO NEUBERGER BERMAN INVESTOR CLASS SHARES MINUS THE LIABILITIES ATTRIBUTABLE TO THAT CLASS, DIVIDED BY THE TOTAL NUMBER OF NEUBERGER BERMAN INVESTOR CLASS SHARES OUTSTANDING. THE SHARE PRICE OF THE FUND TYPICALLY CHANGES EVERY BUSINESS DAY.

WHEN VALUING PORTFOLIO SECURITIES, THE FUND USES BID QUOTATIONS. HOWEVER, IN CERTAIN CASES, EVENTS THAT OCCUR AFTER CERTAIN MARKETS HAVE CLOSED MAY RENDER THESE QUOTATIONS UNRELIABLE. WHEN THE FUND BELIEVES A QUOTATION DOES NOT REFLECT A SECURITY'S CURRENT MARKET VALUE, THE FUND WILL SUBSTITUTE FOR THE QUOTATION A FAIR-VALUE ESTIMATE MADE ACCORDING TO METHODS APPROVED BY ITS TRUSTEES. THE FUND WILL ALSO USE THESE METHODS TO VALUE CERTAIN TYPES OF ILLIQUID SECURITIES.

FAIR VALUE PRICING GENERALLY WILL BE USED BY THE FUND IF THE EXCHANGE ON WHICH A FIXED INCOME SECURITY IS TRADED CLOSES EARLY OR IF TRADING IN A PARTICULAR SECURITY WAS HALTED DURING THE DAY AND DID NOT RESUME PRIOR TO A FUND'S NET ASSET VALUE CALCULATION. THE FUND MAY ALSO USE THESE METHODS TO VALUE SECURITIES THAT TRADE IN A FOREIGN MARKET, IF SIGNIFICANT EVENTS THAT APPEAR LIKELY TO AFFECT THE VALUE OF THOSE SECURITIES OCCUR BETWEEN THE TIME THAT FOREIGN MARKET CLOSES AND THE TIME THE EXCHANGE CLOSES. SIGNIFICANT EVENTS MAY INCLUDE (1) THOSE IMPACTING A SINGLE ISSUER, (2) GOVERNMENTAL ACTIONS THAT AFFECT SECURITIES IN ONE SECTOR OR COUNTRY, (3) NATURAL DISASTERS OR ARMED CONFLICTS AFFECTING A COUNTRY OR REGION, OR (4) SIGNIFICANT DOMESTIC OR FOREIGN MARKET FLUCTUATIONS. THE EFFECT OF USING FAIR VALUE PRICING IS THAT THE FUND'S NET ASSET VALUE WILL BE SUBJECT TO THE JUDGMENT OF THE TRUSTEES' DESIGNEE INSTEAD OF BEING DETERMINED BY MARKET PRICES.


                               8 YOUR INVESTMENT

O  PRIVILEGES AND SERVICES

As a Neuberger Berman fund shareholder, you have access to a range of services to make investing easier:

SYSTEMATIC INVESTMENTS -- This plan lets you take advantage of dollar-cost averaging by establishing periodic investments of $100 a month or more. You choose the schedule and amount. Your investment money may come from a Neuberger Berman money market fund or your bank account.

SYSTEMATIC WITHDRAWALS -- This plan lets you arrange withdrawals of at least $100 from the fund on a periodic schedule. You can also set up payments to distribute the full value of an account over a given time. While this service can be helpful to many investors, be aware that it could generate capital gains or losses.

ELECTRONIC BANK TRANSFERS -- When you sell fund shares, you can have the money sent to your bank account electronically rather than mailed to you as a check. Please note that your bank must be a member of the Automated Clearing House, or ACH, system.

INTERNET ACCESS -- At www.nb.com, you can make transactions, check your account, and access a wealth of information.

FUNDFONE(R) -- Get up-to-date performance and account information through our 24-hour automated service by calling 800-335-9366. If you already have an account with us, you can place orders to buy, sell, or exchange fund shares.

-  DOLLAR-COST AVERAGING

SYSTEMATIC INVESTING ALLOWS YOU TO TAKE ADVANTAGE OF THE PRINCIPLE OF DOLLAR-COST AVERAGING. WHEN YOU MAKE REGULAR INVESTMENTS OF A GIVEN AMOUNT - SAY, $100 A MONTH - YOU WILL END UP INVESTING AT DIFFERENT SHARE PRICES OVER TIME. WHEN THE SHARE PRICE IS HIGH, YOUR $100 BUYS FEWER SHARES; WHEN THE SHARE PRICE IS LOW, YOUR $100 BUYS MORE SHARES. OVER TIME, THIS CAN HELP LOWER THE AVERAGE PRICE YOU PAY PER SHARE.

DOLLAR-COST AVERAGING CANNOT GUARANTEE YOU A PROFIT OR PROTECT YOU FROM LOSSES IN A DECLINING MARKET. BUT IT CAN BE BENEFICIAL OVER THE LONG TERM.

O  DISTRIBUTIONS AND TAXES

DISTRIBUTIONS -- The fund pays out to shareholders any net investment income and net realized capital gains. Ordinarily, the fund declares income dividends daily and pays them monthly. The fund makes any capital gain distributions once a year (in December).

Unless you designate otherwise, your income dividends and capital gain distributions from the fund will be reinvested in additional shares of Neuberger Berman Investor Class. However, if you prefer, you will receive all distributions in cash or reinvest capital gain distributions but receive income dividends in cash. Distributions taken in cash can be sent to you by check or electronic transfer to a designated bank account or invested in shares of the Investor Class of another Neuberger Berman fund with the same account registration. To take advantage of one of these options, please indicate your choice on your application. If you use an investment provider, you must advise it whether you wish these distributions to be reinvested in additional fund shares or paid in cash.


                               9 YOUR INVESTMENT

HOW DISTRIBUTIONS ARE TAXED -- Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, all fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them in additional fund shares.

Fund distributions to Roth IRAs, other individual retirement accounts ("IRAs") and qualified retirement plans generally are tax-free. Eventual withdrawals from a Roth IRA also may be tax-free, while withdrawals from other retirement accounts and plans generally are subject to tax.

Distributions generally are taxable to you in the year you receive them. In some cases, distributions you receive in January are taxable as if they had been paid the previous December 31. Your tax statement (see "Taxes and You") will help clarify this for you.

Distributions of income and the excess of net short-term capital gain over net long-term capital loss are generally taxed as ordinary income. It is not expected that any of the fund's distributions will be attributable to "qualified dividend income" (generally, dividends it receives on stock of most U.S. and certain foreign corporations), which is subject to a 15% maximum federal income tax rate for individual shareholders.

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are generally taxed as long-term capital gain and are subject to that 15% maximum rate for individual shareholders. The tax treatment of capital gain distributions depends on how long the fund held the securities it sold, not when you bought your shares of the fund or whether you reinvested your distributions.

In general, a portion of the income dividends from the fund may be free from state and local income taxes. However, if you are a high-income individual who would owe comparatively little in federal income tax, some of your fund dividends may be subject to the federal alternative minimum tax. In addition, any exempt-interest dividend that a corporate shareholder receives will be included in "adjusted current earnings" for purposes of that tax.

HOW SHARE TRANSACTIONS ARE TAXED -- When you sell (redeem) or exchange fund shares, you generally realize a taxable gain or loss. An exception, once again, applies to tax-advantaged retirement accounts and plans. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate mentioned above.

-  TAXES AND YOU

THE TAXES YOU ACTUALLY OWE ON FUND DISTRIBUTIONS AND SHARE TRANSACTIONS CAN VARY WITH MANY FACTORS, SUCH AS YOUR TAX BRACKET, HOW LONG YOU HELD YOUR SHARES AND WHETHER YOU OWE ALTERNATIVE MINIMUM TAX.

HOW CAN YOU FIGURE OUT YOUR TAX LIABILITY ON FUND DISTRIBUTIONS AND SHARE TRANSACTIONS? ONE HELPFUL TOOL IS THE TAX STATEMENT THAT WE OR YOUR INVESTMENT PROVIDER SENDS YOU EVERY JANUARY. IT DETAILS THE DISTRIBUTIONS YOU RECEIVED DURING THE PAST YEAR AND SHOWS THEIR TAX STATUS. A SEPARATE STATEMENT COVERS YOUR SHARE TRANSACTIONS.

MOST IMPORTANTLY, CONSULT YOUR TAX PROFESSIONAL. EVERYONE'S TAX SITUATION IS DIFFERENT, AND YOUR PROFESSIONAL SHOULD BE ABLE TO HELP YOU ANSWER ANY QUESTIONS YOU MAY HAVE.


                               10 YOUR INVESTMENT

-  BACKUP WITHHOLDING

THE FUND IS REQUIRED TO WITHHOLD 28% OF THE MONEY YOU ARE OTHERWISE ENTITLED TO RECEIVE FROM ITS DISTRIBUTIONS AND REDEMPTION PROCEEDS IF YOU ARE AN INDIVIDUAL OR CERTAIN OTHER NON-CORPORATE SHAREHOLDER WHO FAILS TO PROVIDE A CORRECT TAXPAYER IDENTIFICATION NUMBER TO THE FUND. WITHHOLDING AT THAT RATE ALSO IS REQUIRED FROM THE FUND'S DISTRIBUTIONS TO WHICH YOU ARE OTHERWISE ENTITLED IF YOU ARE SUCH A SHAREHOLDER AND THE IRS TELLS US THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING OR YOU ARE SUBJECT TO BACKUP WITHHOLDING FOR ANY OTHER REASON.

IN THE CASE OF A CUSTODIAL ACCOUNT FOR A NEWBORN, IF THE APPROPRIATE TAXPAYER IDENTIFICATION NUMBER HAS BEEN APPLIED FOR BUT IS NOT AVAILABLE WHEN YOU COMPLETE THE ACCOUNT APPLICATION, YOU MAY OPEN THE ACCOUNT WITHOUT THAT NUMBER, IF WE RECEIVE (DIRECTLY OR FROM YOUR INVESTMENT PROVIDER) THE CUSTODIAN'S DATE OF BIRTH AND SOCIAL SECURITY NUMBER TOGETHER WITH A COPY OF THE REQUEST MADE TO THE IRS FOR THE NEWBORN'S SOCIAL SECURITY NUMBER. HOWEVER, WE MUST RECEIVE THE NEW NUMBER WITHIN 60 DAYS OR THE ACCOUNT WILL BE CLOSED. FOR INFORMATION ON CUSTODIAL ACCOUNTS, CALL 800-877-9700.

YOU MUST SUPPLY YOUR SIGNED TAXPAYER IDENTIFICATION NUMBER FORM TO YOUR INVESTMENT PROVIDER, IF ANY, AND IT MUST SUPPLY ITS TAXPAYER IDENTIFICATION NUMBER TO US, IN ORDER TO AVOID BACKUP WITHHOLDING.

- BUYING SHARES BEFORE A DISTRIBUTION

THE MONEY THE FUND EARNS, EITHER AS INCOME OR AS CAPITAL GAINS, IS REFLECTED IN ITS SHARE PRICE UNTIL IT DISTRIBUTES THE MONEY. AT THAT TIME, THE AMOUNT OF THE DISTRIBUTION IS DEDUCTED FROM THE SHARE PRICE. THE AMOUNT OF THE DISTRIBUTION IS EITHER REINVESTED IN ADDITIONAL SHARES OF NEUBERGER BERMAN INVESTOR CLASS OR PAID TO SHAREHOLDERS IN CASH.

BECAUSE OF THIS, IF YOU BUY SHARES OF THE FUND JUST BEFORE IT MAKES A CAPITAL GAIN DISTRIBUTION, YOU'LL END UP GETTING SOME OF YOUR INVESTMENT BACK AS A TAXABLE DISTRIBUTION. YOU CAN AVOID THIS SITUATION BY WAITING TO INVEST UNTIL AFTER THE RECORD DATE FOR THE DISTRIBUTION.

GENERALLY, IF YOU'RE INVESTING IN THE FUND THROUGH A TAX-ADVANTAGED RETIREMENT ACCOUNT OR PLAN, THERE ARE NO TAX CONSEQUENCES TO YOU FROM A DISTRIBUTION.

O  MAINTAINING YOUR ACCOUNT

WHEN YOU BUY SHARES -- Instructions for buying shares from Neuberger Berman Management Inc. are under "Buying Shares." See "Investment Providers" if you are buying shares through an investment provider. Whenever you make an initial investment in the fund or add to an existing account (except with an automatic investment), you will be sent a statement confirming your transaction. All investments must be made in U.S. dollars, and investment checks must be drawn on a U.S. bank.

Every buy or sell order you place will be processed at the next share price to be calculated after your order has been accepted. Purchase orders are deemed "accepted" when the fund's transfer agent has received your check or other payment for the shares. In the case of certain institutional investors, Neuberger Berman Management Inc. will accept purchase orders when received directly or through one of its administrative agents, on the basis of a pre-existing arrangement to make payment to Neuberger Berman Management Inc. or its administrative agent by the following morning. In addition, if you have established a systematic investment program (SIP) with the fund, your order is deemed accepted on the date you preselected on your SIP application for the systematic investments


                               11 YOUR INVESTMENT
to occur. Normally, for the fund, dividends are first earned or accrued the day after your purchase order is accepted.

WHEN YOU SELL SHARES -- If you bought your shares from Neuberger Berman Management Inc., instructions for selling shares are under "Selling Shares."
See "Investment Providers" if you want to sell shares you purchased through an investment provider. You can place an order to sell some or all of your shares at any time. Fund investors will receive the dividends earned and accrued by the fund on the day they sell their shares.

In some cases, you will have to place your order to sell shares in writing, and you will need a signature guarantee (see "Signature Guarantees"). These cases include:

o  when selling more than $50,000 worth of shares
o when you want the check for the proceeds to be made out to someone other than an owner of record, or sent somewhere other than the address of record
o when you want the proceeds sent by wire or electronic transfer to a bank account you have not designated in advance

When selling shares in an account that you do not intend to close, be sure to leave at least $2,000 worth of shares in the account. Otherwise, the fund has the right to request that you bring the balance back up to the minimum level. If you have not done so within 60 days, we may close your account and send you the proceeds by mail.

The fund reserves the right to pay in kind for redemptions. The fund does not redeem in kind under normal circumstances, but would do so when Neuberger Berman Management Inc. has determined that it is in the best interests of the fund's shareholders as a whole.

UNCASHED CHECKS -- We do not pay interest on uncashed checks from fund distributions or the sale of fund shares. We are not responsible for checks after they are sent to you. After allowing a reasonable time for delivery, please call us if you have not received an expected check. While we cannot track a check, we may make arrangements for a replacement.

STATEMENTS AND CONFIRMATIONS -- Please review your account statements and confirmations carefully as soon as you receive them. You must contact us within 30 days if you have any questions or notice any discrepancies. Otherwise, you may adversely affect your right to make a claim about the transaction(s).

WHEN YOU EXCHANGE SHARES -- You can move money from one Neuberger Berman fund to another through an exchange of shares, or by electing to use your cash distributions from one fund to purchase shares of another fund. There are three things to remember when making an exchange:

o  both accounts must have the same registration
o you will need to observe the minimum investment and minimum account balance requirements for the fund accounts involved
o because an exchange is a sale for tax purposes, consider any tax consequences before placing your order

The exchange privilege can be withdrawn from any investor that we believe is trying to "time the market" or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with fund management and affect costs and performance for other shareholders.

                               12 YOUR INVESTMENT

PLACING ORDERS BY TELEPHONE -- Neuberger Berman fund investors have the option of placing telephone orders, subject to certain restrictions. This option is available to you unless you indicate on your account application (or in a subsequent letter to us or to State Street Bank and Trust Company) that you don't want it.

Whenever we receive a telephone order, we take steps to make sure the order is legitimate. These may include asking for identifying information and recording the call. As long as the fund and its representatives take reasonable measures to verify the authenticity of calls, investors may be responsible for any losses caused by unauthorized telephone orders.

In unusual circumstances, it may be difficult to place an order by phone. In these cases, consider sending your order by fax or express delivery. You may also use FUNDFONE(R) or visit our website at www.nb.com.

PROCEEDS FROM THE SALE OF SHARES -- The proceeds from the shares you sell are generally sent out the next business day after your order is executed, and nearly always within three business days. There are two cases in which proceeds may be delayed beyond this time:

o  in unusual circumstances where the law allows additional time if needed
o if a check you wrote to buy shares hasn't cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase.

If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire.

The fund does not issue certificates for shares. If you have share certificates from prior purchases, the only way to redeem them is by sending in the certificates. Also, if you lose a certificate, you will be charged a fee.

OTHER POLICIES -- Under certain circumstances, the fund reserves the right to:

o  suspend the offering of shares
o  reject any exchange or purchase order
o suspend or reject future purchase orders from any investor who does not provide payment to settle a purchase order
o  change, suspend, or revoke the exchange privilege
o  suspend the telephone order privilege
o satisfy an order to sell fund shares with securities rather than cash, for very large orders
o suspend or postpone your right to sell fund shares on days when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the SEC
o change its investment minimums or other requirements for buying and selling, or waive any minimums or requirements for certain investors.

-  DISTRIBUTION AND SHAREHOLDER SERVICING FEES

THE FUND HAS ADOPTED A PLAN UNDER WHICH THE FUND'S NEUBERGER BERMAN INVESTOR CLASS PAYS 0.25% OF ITS AVERAGE NET ASSETS EVERY YEAR TO SUPPORT SHARE DISTRIBUTION AND SHAREHOLDER SERVICING. THESE FEES INCREASE THE COST OF INVESTMENT. OVER THE LONG TERM, THEY COULD RESULT IN HIGHER OVERALL COSTS THAN OTHER TYPES OF SALES CHARGES.


                               13 YOUR INVESTMENT

-  SIGNATURE GUARANTEES

A SIGNATURE GUARANTEE IS A GUARANTEE THAT YOUR SIGNATURE IS AUTHENTIC.

MOST BANKS, BROKERS, AND OTHER FINANCIAL INSTITUTIONS CAN PROVIDE YOU WITH ONE. SOME MAY CHARGE A FEE; OTHERS MAY NOT, PARTICULARLY IF YOU ARE A CUSTOMER OF THEIRS.

A NOTARIZED SIGNATURE FROM A NOTARY PUBLIC IS NOT A SIGNATURE GUARANTEE.

-  INVESTMENT PROVIDERS

THE NEUBERGER BERMAN INVESTOR CLASS SHARES AVAILABLE IN THIS PROSPECTUS MAY ALSO BE PURCHASED THROUGH CERTAIN INVESTMENT PROVIDERS SUCH AS BANKS, BROKERAGE FIRMS, WORKPLACE RETIREMENT PROGRAMS, AND FINANCIAL ADVISERS.

THE FEES AND POLICIES OUTLINED IN THIS PROSPECTUS ARE SET BY THE FUND AND BY NEUBERGER BERMAN MANAGEMENT INC. HOWEVER, IF YOU USE AN INVESTMENT PROVIDER, MOST OF THE INFORMATION YOU'LL NEED FOR MANAGING YOUR INVESTMENT WILL COME FROM THAT PROVIDER. THIS INCLUDES INFORMATION ON HOW TO BUY AND SELL SHARES, INVESTOR SERVICES, AND ADDITIONAL POLICIES.

IF YOU USE AN INVESTMENT PROVIDER, YOU MUST CONTACT THAT PROVIDER TO BUY OR SELL SHARES OF THE FUND DESCRIBED IN THIS PROSPECTUS.

MOST INVESTMENT PROVIDERS ALLOW YOU TO TAKE ADVANTAGE OF THE NEUBERGER BERMAN FUND EXCHANGE PROGRAM, WHICH IS DESIGNED FOR MOVING MONEY FROM ONE NEUBERGER BERMAN FUND TO ANOTHER THROUGH AN EXCHANGE OF SHARES. SEE "WHEN YOU EXCHANGE SHARES" FOR MORE INFORMATION.

-  INFORMATION REQUIRED FROM NEW ACCOUNTS

TO HELP THE U.S. GOVERNMENT FIGHT THE FUNDING OF TERRORISM AND MONEY LAUNDERING ACTIVITIES, FEDERAL LAW REQUIRES ALL FINANCIAL INSTITUTIONS TO OBTAIN, VERIFY, AND RECORD INFORMATION THAT IDENTIFIES EACH PERSON WHO OPENS AN ACCOUNT.

WHEN YOU OPEN AN ACCOUNT, WE (WHICH MAY INCLUDE YOUR INVESTMENT PROVIDER ACTING ON OUR BEHALF OR AS OUR AGENT) WILL REQUIRE YOUR NAME, ADDRESS, DATE OF BIRTH, AND SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER. WE MAY ALSO REQUIRE OTHER IDENTIFYING DOCUMENTS. IF WE CANNOT VERIFY THE INFORMATION YOU SUPPLY TO US OR IF IT IS INCOMPLETE, WE MAY BE REQUIRED TO RETURN YOUR FUNDS OR REDEEM YOUR ACCOUNT.

                               14 YOUR INVESTMENT

BUYING SHARES

------------------------------------------------------------------------------------------------------------------------------------
METHOD                           THINGS TO KNOW                                         INSTRUCTIONS
------------------------------------------------------------------------------------------------------------------------------------
SENDING US A CHECK               Your first investment must be at least $2,000          Fill out the application and enclose your
                                                                                        check

                                 Additional investments can be as little as $100        If regular first-class mail, send to:
                                                                                           NEUBERGER BERMAN FUNDS
                                 We cannot accept cash, money orders, starter checks,      BOSTON SERVICE CENTER
                                 cashier's checks, travelers checks, or other cash         P.O. BOX 8403
                                 equivalents                                               BOSTON, MA 02266-8403

                                 You will be responsible for any losses or fees         If express delivery, registered mail, or
                                 resulting from a bad check; if necessary, we may       certified mail, send to:
                                 sell other shares belonging to you in order to cover      NEUBERGER BERMAN FUNDS
                                 these losses                                              C/O STATE STREET BANK AND TRUST COMPANY
                                                                                           66 BROOKS DRIVE
                                 All checks must be made out to "Neuberger Berman          BRAINTREE, MA 02184-3839
                                 Funds"; we cannot accept checks made out to you or
                                 other parties and signed over to us

------------------------------------------------------------------------------------------------------------------------------------

WIRING MONEY                     A wire for a first investment must be for at least     Before wiring any money, call 800-877-9700
                                 $2,000                                                 for an order confirmation

                                 Wires for additional investments must be for at        Have your financial institution send your
                                 least $1,000                                           wire to State Street Bank and Trust Company

                                                                                        Include your name, the fund name, your
                                                                                        account number and other information as
                                                                                        requested

------------------------------------------------------------------------------------------------------------------------------------

EXCHANGING FROM ANOTHER          An exchange for a first investment must be for at      Call 800-877-9700 to place your order
FUND                             least $2,000; additional investments must be for at
                                 least $1,000                                           To place an order using FUNDFONE(R),
                                                                                        call 800-335-9366 or through our
                                 Both accounts involved must be registered in the       website at www.nb.com
                                 same name, address and tax ID number

                                 An exchange order cannot be cancelled or changed once it has been placed

------------------------------------------------------------------------------------------------------------------------------------

BY TELEPHONE                     We do not accept phone orders for a first investment   Call 800-877-9700 to notify us of your
                                                                                        purchase
                                 Additional investments must be for at least $1,000
                                                                                        Immediately follow up with a wire or
                                 Additional shares will be purchased when your order    electronic transfer
                                 is accepted
                                                                                        To add shares to an existing account using
                                 Not available on retirement accounts                   FUNDFONE(R), call 800-335-9366 or you can

                                                                                        use our website at www.nb.com
------------------------------------------------------------------------------------------------------------------------------------

SETTING UP SYSTEMATIC            All investments must be at least $100                  Call 800-877-9700 for instructions
INVESTMENTS

------------------------------------------------------------------------------------------------------------------------------------

                                                         15 YOUR INVESTMENT

SELLING SHARES

------------------------------------------------------------------------------------------------------------------------------------

METHOD                           THINGS TO KNOW                                         INSTRUCTIONS

-----------------------------------------------------------------------------------------------------------------------------------
SENDING US A LETTER              Unless you instruct us otherwise, we will mail your    Send us a letter requesting us to sell
                                 proceeds by check to the address of record, payable    shares signed by all registered owners;
                                 to the registered owner(s)                             include your name, account number, the fund
                                                                                        name, the dollar amount or number of shares
                                 If you have designated a bank account on your          you want to sell, and any other
                                 application, you can request that we wire the          instructions
                                 proceeds to this account; if the total balance in
                                 all of your Neuberger Berman fund accounts is less     If regular first-class mail, send to:
                                 than $200,000, you will be charged an $8.00 wire fee      NEUBERGER BERMAN FUNDS
                                                                                           BOSTON SERVICE CENTER
                                 You can also request that we send the proceeds to         P.O. BOX 8403
                                 your designated bank account by electronic transfer       BOSTON, MA 02266-8403
                                 (ACH) without fee
                                                                                        If express delivery, registered mail, or
                                 You may need a signature guarantee                     certified mail, send to:
                                                                                           NEUBERGER BERMAN FUNDS
                                 Please also supply us with your e-mail address and        C/O STATE STREET BANK AND TRUST COMPANY
                                 daytime telephone number when you write to us in the      66 BROOKS DRIVE
                                 event we need to reach you                                BRAINTREE, MA 02184-3839

------------------------------------------------------------------------------------------------------------------------------------

SENDING US A FAX                 For amounts of up to $50,000                           Write a request to sell shares as described
                                                                                        above
                                 Not available if you have changed the address on the
                                 account in the past 15 days                            Call 800-877-9700 to obtain the appropriate
                                                                                        fax number

------------------------------------------------------------------------------------------------------------------------------------

CALLING IN YOUR ORDER            All phone orders to sell shares must be for at least   Call 800-877-9700 to place your order
                                 $1,000 unless you are closing out an account
                                                                                        Give your name, account number, the fund
                                 Not available if you have declined the phone option    name, the dollar amount or number of shares
                                 or are selling shares in certain retirement accounts   you want to sell, and any other
                                 (The only exception is for those retirement            instructions
                                 shareholders who are at least 59 1/2 or older and
                                 have their birthdates on file)                         To place an order using FUNDFONE(R), call
                                                                                        800-335-9366 or visit our website at
                                 Not available if you have changed the address on the   www.nb.com
                                 account in the past 15 days

------------------------------------------------------------------------------------------------------------------------------------

EXCHANGING INTO ANOTHER FUND     All exchanges must be for at least $1,000              Call 800-877-9700 to place your order

                                 Both accounts must be registered in the same name,     To place an order using FUNDFONE(R), call
                                 address and tax ID number                              800-335-9366 or visit our website at
                                                                                        www.nb.com
                                 An exchange order cannot be cancelled or changed

                                 once it has been placed

------------------------------------------------------------------------------------------------------------------------------------

SETTING UP SYSTEMATIC            For accounts with at least $5,000 worth of shares      Call 800-877-9700 for instructions
WITHDRAWALS                      in them

                                 Withdrawals must be at least $100

------------------------------------------------------------------------------------------------------------------------------------

                                                         16 YOUR INVESTMENT

-  RETIREMENT PLANS

WE OFFER INVESTORS A NUMBER OF TAX-ADVANTAGED PLANS FOR RETIREMENT SAVING:

TRADITIONAL IRAs ALLOW MONEY TO GROW TAX-DEFERRED UNTIL YOU TAKE IT OUT, USUALLY AT OR AFTER RETIREMENT. CONTRIBUTIONS ARE DEDUCTIBLE FOR SOME INVESTORS, BUT EVEN WHEN THEY'RE NOT, AN IRA CAN BE BENEFICIAL.

ROTH IRAs OFFER TAX-FREE GROWTH LIKE A TRADITIONAL IRA, BUT INSTEAD OF TAX-DEDUCTIBLE CONTRIBUTIONS, THE WITHDRAWALS ARE TAX-FREE FOR INVESTORS WHO MEET CERTAIN REQUIREMENTS.

ALSO AVAILABLE: SEP-IRA, SIMPLE, KEOGH, AND OTHER TYPES OF PLANS. COVERDELL EDUCATION SAVINGS ACCOUNTS (FORMERLY EDUCATION IRAs), THOUGH NOT FOR RETIREMENT SAVINGS, ALSO ARE AVAILABLE. CONSULT YOUR TAX PROFESSIONAL TO FIND OUT WHICH TYPES OF PLANS OR ACCOUNTS MAY BE BENEFICIAL FOR YOU, THEN CALL 800-877-9700 FOR INFORMATION ON ANY NEUBERGER BERMAN RETIREMENT PLAN OR ACCOUNT.

-  INTERNET CONNECTION

INVESTORS WITH INTERNET ACCESS CAN ENJOY MANY VALUABLE AND TIME-SAVING FEATURES BY VISITING US AT www.nb.com.

THE SITE OFFERS MORE COMPLETE INFORMATION ON OUR FUNDS, INCLUDING CURRENT PERFORMANCE DATA, PORTFOLIO MANAGER INTERVIEWS, TAX INFORMATION PLUS EDUCATIONAL ARTICLES, NEWS AND ANALYSIS. YOU CAN TAILOR THE SITE SO IT SERVES UP INFORMATION THAT'S MOST RELEVANT TO YOU.

AS A NEUBERGER BERMAN FUNDS SHAREHOLDER, YOU CAN USE THE WEB SITE TO ACCESS ACCOUNT INFORMATION AND EVEN MAKE SECURE TRANSACTIONS - 24 HOURS A DAY. YOU CAN ALSO RECEIVE FUND DOCUMENTS SUCH AS PROSPECTUSES AND FINANCIAL REPORTS AS WELL AS YOUR STATEMENTS ELECTRONICALLY VIA NB DELIVERE(SM). IF YOU WANT FURTHER INFORMATION, PLEASE CALL 800-877-9700.

O  MARKET TIMING POLICY

Frequent purchases, exchanges and redemptions in fund shares ("market-timing activities") can interfere with fund management and affect costs and performance for other shareholders. To discourage market-timing activities by fund shareholders, the fund's trustees have adopted market-timing policies and have approved the procedures of the principal underwriter for implementing those policies. As described earlier in this prospectus, pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be "timing the market" or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, the fund reserves the right to reject any exchange or purchase order; change, suspend or revoke the exchange privilege or suspend the telephone order privilege.

Neuberger Berman Management Inc. applies the fund's policies and procedures with respect to market-timing activities by monitoring trading activity in the fund, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of fund shares. These policies and procedures are applied consistently to all shareholders. Although the fund makes efforts to monitor for market-timing activities, the ability of the fund to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the fund will be able to eliminate all market-timing activities.

                               17 YOUR INVESTMENT

O  PORTFOLIO HOLDINGS POLICY

A description of policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's Statement of Additional Information. The complete portfolio holdings for the fund are available at http://www.nb.com/ind/mutual_funds/prospectuses/ 15-30 days after each month-end. The fund's complete portfolio holdings will remain available until a report on Form N-Q or Form N-CSR including the date of the posted information has been filed with the SEC.

O  FUND STRUCTURE

The fund uses a "multiple class" structure. The Neuberger Berman funds offer one or more classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to the Neuberger Berman Investor Class shares of the fund.

                               18 YOUR INVESTMENT

                 (This page has been left blank intentionally.)

--------------------------------------------------------------------------------

NEUBERGER BERMAN INCOME FUNDS
NEUBERGER BERMAN INVESTOR CLASS SHARES

If you'd like further details on the fund, you can request a free copy of the following documents:

SHAREHOLDER REPORTS -- Published twice a year, the shareholder reports offer information about the fund's recent performance, including:

o  a discussion by the portfolio manager about strategies and market conditions
o  fund performance data and financial statements
o  complete portfolio holdings

STATEMENT OF ADDITIONAL INFORMATION (SAI) -- The SAI contains more comprehensive information on the fund, including:

o  various types of securities and practices, and their risks
o  investment limitations and additional policies
o  information about the fund's management and business structure

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager: NEUBERGER BERMAN MANAGEMENT INC.
Sub-adviser: LEHMAN BROTHERS ASSET MANAGEMENT LLC

-  OBTAINING INFORMATION

YOU CAN OBTAIN A SHAREHOLDER REPORT, SAI, AND OTHER INFORMATION FROM YOUR INVESTMENT PROVIDER, OR FROM:

NEUBERGER BERMAN MANAGEMENT INC.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800-877-9700
212-476-8800
Web site: www.nb.com
Email: fundinquiries@nb.com


YOU CAN ALSO REQUEST COPIES OF THIS INFORMATION FROM THE SEC FOR THE COST OF A DUPLICATING FEE BY SENDING AN E-MAIL REQUEST TO publicinfo@sec.gov OR BY WRITING TO THE SEC'S PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102. THEY ARE ALSO AVAILABLE FROM THE EDGAR DATABASE ON THE SEC'S WEB SITE AT www.sec.gov.

YOU MAY ALSO VIEW AND COPY THE DOCUMENTS AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON. CALL 202-942-8090 FOR INFORMATION ABOUT THE OPERATION OF THE PUBLIC REFERENCE ROOM.

[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY

NEUBERGER BERMAN MANAGEMENT INC.
605 Third Avenue 2nd Floor
New York, NY 10158-0180

SHAREHOLDER SERVICES
800-877-9700

INSTITUTIONAL SERVICES
800-366-6264

www.nb.com

[RECYCLED SYMBOL] F0258 06/05 SEC file number 811-3802

                                LEHMAN BROTHERS
                                 CORE BOND FUND


--------------------------------------------------------------------------------

                   LEHMAN BROTHERS INSTITUTIONAL CLASS SHARES

                   PROSPECTUS JUNE 10, 2005





                   LEHMAN BROTHERS ASSET MANAGEMENT

These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if the prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    CONTENTS

    LEHMAN BROTHERS INSTITUTIONAL CLASS SHARES

    Lehman Brothers Core Bond Fund........................................1

    YOUR INVESTMENT

    Eligible Accounts.....................................................8

    Maintaining Your Account..............................................8

    Market Timing Policy..................................................9

    Buying Shares........................................................11

    Selling Shares.......................................................12

    Share Prices.........................................................13

    Distributions and Taxes..............................................14

    Fund Structure.......................................................15

THIS FUND:

o  is designed for investors seeking current income and capital appreciation

o offers you the opportunity to participate in financial markets through a professionally managed bond portfolio

o carries certain risks, including the risk that you could lose money if fund shares, when you sell them, are worth less than what you originally paid. This prospectus discusses principal risks of investing in fund shares. These and other risks are discussed in more detail in the Statement of Additional Information (see back cover)

o is a mutual fund, not a bank deposit, and is not guaranteed or insured by the FDIC or any other government agency.

--------------------------------------------------------------------------------
             (C)2005 Lehman Brothers Asset Management LLC. All rights reserved.

--------------------------------------------------------------------------------
LEHMAN BROTHERS CORE BOND FUND
--------------------------------------------------------------------------------

GOAL & STRATEGY

The fund seeks to maximize total return through a combination of income and capital appreciation.

To pursue this goal, the fund may invest in U.S. Treasury bonds, bonds guaranteed by an agency of the Federal government, corporate bonds, commercial paper, and mortgage and other asset-backed bonds. At the time of investment, all of these securities must be at least investment-grade.

Under normal market conditions, the fund invests at least 80% of its net assets plus any borrowing for investment purposes (calculated at the time of any investment) in high quality fixed-income securities for which a ready market exists. If the securities are private-sector issues -- corporate bonds, commercial paper or bonds secured by assets such as home mortgages -- generally, they must have earned an "A" rating or better from a nationally recognized statistical rating organization, such as Moody's Investors Service, Standard & Poor's or Fitch, Inc. The fund also considers all bonds issued by the U.S. Government and its agencies to be high quality, although in highly unusual circumstances such bonds may present credit risk.

The investment manager considers three principal factors in managing the fund's investments:

o  the current level of and expected changes in interest rates

o  the relative attractiveness of the different sectors of the bond market:
   U.S. Treasury bonds or bonds issued by government agencies (e.g., the Student Loan Marketing Association and the Federal Farm Credit System); mortgage-backed bonds; asset-backed bonds; corporate bonds and commercial paper

o  individual issue selection criteria.

INTEREST RATE STRATEGY. The manager seeks to protect the value of the fund's bonds from interest rate increases -- and capture the gain in value when interest rates fall -- by managing the fund's average duration against that of the overall U.S. bond market.

The duration of all the bonds in the Lehman Brothers Aggregate Bond Index usually averages about four to five years. The fund's duration will normally vary up to one year from the average. The duration will be shorter than the market average if the manager's analysis indicates that interest rates will rise and bond prices will fall; it will be longer if the analysis indicates the opposite trend -- that rates will fall and prices will rise. The fund may deviate up to two years from the bond market's average duration, although the manager does not anticipate extending that far except in the most extreme circumstances.

The manager considers a combination of three key factors in its analysis of the future course of interest rates:

o  pace of economic activity

o  U.S. monetary policy

o  public's expectations for inflation.

Generally, interest rates will rise and bond prices will fall with a growing economy, when the Federal Reserve raises interest rates, or with a rising inflation rate. Interest rates will fall and bond prices will rise with an opposite combination of factors.

--------------------------------------------------------------------------------

SECTOR SELECTION. The difference in interest paid on bonds in various sectors remains fairly constant. For example, when interest rates on Treasury bonds rise, rates on corporate bonds will generally rise by a similar amount. But, depending on outside economic influences, investor sentiment and the law of supply and demand, a sector may deviate from the norm. This deviation may offer an opportunity for the fund to earn more than usual for bonds at a given level of risk. As the manager monitors the bond market, it compares the differences in sector interest rates with historical levels in an effort to profit from deviations.

INDIVIDUAL ISSUE SELECTION. When making investment decisions, the manager examines the unique characteristics of each security. These include credit quality, maturity, issue structure and mortgage prepayment risks. The manager seeks to assure that the fund receives adequate compensation for the risk it is assuming and, if possible, seeks bonds that pay more than the prevailing rate of interest for the risks they involve.

The fund is authorized to change its goal without shareholder approval, although it does not currently intend to do so.

DURATION AND MATURITY

DURATION IS A MEASURE OF A BOND INVESTMENT'S SENSITIVITY TO CHANGES IN INTEREST RATES. THE LONGER THE DURATION OF A BOND, THE LONGER IT WILL TAKE TO REPAY THE PRINCIPAL AND INTEREST OBLIGATIONS AND THE MORE SENSITIVE IT IS TO CHANGES IN PREVAILING INTEREST RATES. MATURITY ADDRESSES WHEN THE LAST PAYMENT ON A BOND WILL BE MADE AND DOES NOT MEASURE INTERIM PAYMENTS.

TYPICALLY, WITH A 1% CHANGE IN INTEREST RATES, AN INVESTMENT'S VALUE MAY BE EXPECTED TO MOVE IN THE OPPOSITE DIRECTION APPROXIMATELY 1% FOR EACH YEAR OF ITS DURATION.

BOND RATINGS

MOST LARGE ISSUERS OBTAIN CREDIT RATINGS FOR THEIR BONDS FROM ONE OR MORE INDEPENDENT RATING AGENCIES, ALTHOUGH MANY BONDS OF ALL QUALITY LEVELS REMAIN UNRATED.

THE FUND CONSIDERS BONDS RATED IN THE TOP FOUR CATEGORIES OF CREDIT QUALITY BY AT LEAST ONE RATING AGENCY (AND UNRATED BONDS DEEMED BY THE MANAGER TO BE OF COMPARABLE QUALITY) TO BE INVESTMENT GRADE.

--------------------------------------------------------------------------------

MAIN RISKS

Most of the fund's performance depends on what happens in the bond markets. The value of your investment will rise and fall, and you could lose money.

The fund's yield and total return will change with interest rate movements. When interest rates rise, the fund's share price will typically fall. The fund's sensitivity to this interest rate risk will increase with any increase in the fund's duration.

Some debt securities in which the fund may invest allow the issuer to repay them early; these are referred to as "callable securities." Issuers will often repay the obligation underlying a callable security when interest rates are low. Therefore, to the extent the fund holds callable securities and the issuers repay the securities early, the fund may not benefit fully from the increase in value that other debt securities experience when rates decline. In addition, the fund likely would have to reinvest the proceeds of the payoff at then current yields, which will be lower than the yield of the callable security that was paid off.

A downgrade or default affecting any of the fund's securities would affect the fund's performance. Performance could also be affected if unexpected interest rate trends cause the fund's mortgage- or asset-backed securities to be paid off substantially earlier or later than expected. Higher interest rates generally result in slower payoffs, which effectively increase duration and heighten interest rate risk. When interest rates fall, many mortgages are refinanced, and mortgage-backed securities may be repaid early. Thus, the fund may not experience the increase in market value from these securities that normally accompanies a decline in interest rates.

Over time, the fund may produce lower returns than stock investments and less conservative bond investments. Although the fund's average return has out-paced inflation over the long term, it may not always do so. Your results relative to the rate of inflation will, of course, be affected by any taxes you pay on fund distributions.

The fund normally executes an above-average amount of fixed income trading. Its annual portfolio turnover rate typically exceeds 300%, and in some years may exceed 400%. A portfolio rate of 300% is equivalent to the fund buying and selling all of the securities in its portfolio three times in the course of a year. Although most bond transactions do not involve brokerage commissions, a high turnover can result in higher transaction costs. To the extent that extensive trading results in net realized gains, shareholders may be taxed on the distributions.

OTHER RISKS

THE FUND MAY USE CERTAIN PRACTICES AND SECURITIES INVOLVING ADDITIONAL RISKS.

THE USE OF CERTAIN DERIVATIVES TO HEDGE INTEREST RATE RISK COULD AFFECT FUND PERFORMANCE IF INTEREST RATES, OR THE DERIVATIVES, DO NOT PERFORM AS EXPECTED.

WHILE THE FUND MAY HOLD SECURITIES THAT CARRY U.S. GOVERNMENT GUARANTEES, THESE GUARANTEES DO NOT EXTEND TO SHARES OF THE FUND ITSELF AND DO NOT GUARANTEE THE MARKET PRICE OF THE SECURITIES. SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES OR INSTRUMENTALITIES MAY NOT BE BACKED BY THE FULL FAITH AND CREDIT OF THE U.S. TREASURY; SOME ARE BACKED ONLY BY THE ISSUING ENTITY.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY, SHORT-TERM DEBT INSTRUMENTS. THIS COULD HELP THE FUND AVOID LOSSES BUT MAY MEAN LOST OPPORTUNITIES.

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PERFORMANCE

The charts below provide an indication of the risks of investing in the fund. The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect any reduction for taxes that a shareholder might have paid on fund distributions or on the redemption of fund shares at a gain. The table below the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it's not a prediction of future results.

YEAR-BY-YEAR % RETURNS
AS OF 12/31 EACH YEAR*
                                    [CHART]

 1996     1997     1998     1999     2000     2001     2002     2003     2004
------   ------   ------   ------   ------   ------   ------   ------   ------
  3.15     9.16     7.65    -0.57    10.07     7.53     9.62     4.14     4.64

Best quarter: Q3 '01, 4.44%
Worst quarter: Q2 '04, -2.19%


AVERAGE ANNUAL TOTAL % RETURNS
AS OF 12/31/04*

                                                SINCE INCEPTION
                                 1 YEAR 5 YEARS    10/1/1995
                -----------------------------------------------
                Core Bond Fund
                -----------------------------------------------
                Return Before
                Taxes             4.64   7.17        6.32
                -----------------------------------------------
                Return After
                Taxes on
                Distributions     2.95   4.96        4.04
                -----------------------------------------------
                Return After
                Taxes on Sale of
                Fund Shares       3.19   4.83        4.01
                -----------------------------------------------
                Lehman Brothers
                Aggregate Bond
                Index             4.34   7.71        6.88

*The fund is the successor to the Ariel Premier Bond Fund. The year-by-year and average annual total return data are those of the Ariel Premier Bond Fund Institutional Class, the predecessor of the fund's Lehman Brothers Institutional Class.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INDEX DESCRIPTION:

THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS AN UNMANAGED INDEX THAT REPRESENTS THE INVESTMENT GRADE BOND MARKET. IT IS COMPOSED OF SECURITIES FROM THE LEHMAN BROTHERS TREASURY, GOVERNMENT-RELATED, CORPORATE AND SECURITIZED INDICES.

PERFORMANCE MEASURES

THE INFORMATION ON THIS PAGE PROVIDES DIFFERENT MEASURES OF THE FUND'S TOTAL RETURN. TOTAL RETURN INCLUDES THE EFFECT OF DISTRIBUTIONS AS WELL AS CHANGES IN SHARE PRICE, IF ANY SHOULD OCCUR. THE FIGURES ASSUME THAT ALL DISTRIBUTIONS WERE REINVESTED IN THE FUND, AND INCLUDE ALL FUND EXPENSES.

THE TABLE COMPARES THE FUND'S RETURN TO THOSE OF A BROAD-BASED MARKET INDEX. THE FUND'S PERFORMANCE FIGURES INCLUDE ALL OF ITS EXPENSES, BUT THE INDEX DOES NOT INCLUDE COSTS OF MAKING INVESTMENTS OR ANY TAX CONSEQUENCES.

TO OBTAIN THE FUND'S CURRENT YIELD, CALL 888-556-9030. THE CURRENT YIELD IS THE FUND'S NET INCOME OVER A 30-DAY PERIOD EXPRESSED AS AN ANNUAL RATE OF RETURN.

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INVESTOR EXPENSES

The fund does not charge you any fees for buying or selling shares or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

FEE TABLE

                  SHAREHOLDER FEES                        NONE

                  ANNUAL OPERATING EXPENSES
                  (% OF AVERAGE NET ASSETS)

                  These are deducted from fund assets,
                  so you pay them indirectly

                            Management fees*              0.40%

                  PLUS:     Distribution (12b-1) fees     None

                            Other expenses**              0.30%
                  ----------------------------------------------
                  EQUALS:   Total annual operating
                            expenses                      0.70%
                  ----------------------------------------------
                  MINUS:    Expense Reimbursement         0.25%
                  ----------------------------------------------
                  Equals:   Net Expenses***               0.45%

  *"Management fees" includes investment management and administration fees.

 **"Other expenses" are based on estimated amounts for the current fiscal year.

***Neuberger Berman Management Inc. ("NBMI") has contractually agreed to reimburse certain expenses of the fund through 10/31/2015, so that the total annual operating expenses of the fund are limited to 0.45% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The fund has agreed to repay NBMI for expenses reimbursed to the fund provided that repayment does not cause the fund's annual operating expenses to exceed 0.45% of its average net assets. Any such repayment must be made within three years after the year in which NBMI incurred the expense.

   NBMI has voluntarily agreed to waive its investment management fee in the amount of 0.20% of the fund's average net assets through 10/31/2006. As a result of this waiver, the investment management fee of the fund will be limited to 0.05% of its average net assets.

EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

                             1 YEAR 3 YEARS 5 YEARS 10 YEARS
                    ----------------------------------------
                    Expenses  $46    $144    $252     $567

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MANAGEMENT

ANDREW A. JOHNSON, is a Managing Director of Lehman Brothers Asset Management LLC ("Sub-Adviser"). He joined the predecessor to the Sub-Adviser (Lincoln Capital Management Company) in 1989. Mr. Johnson is the co-head of investment grade fixed income and lead portfolio manager for multiple core bond portfolios, including the Lehman Brothers Core Bond Fund. He is the Chief Investment Officer for investment grade strategies with responsibility for the overall direction of the investment process and research. He is a member of the investment team setting overall portfolio strategy and serves on specialty investment grade teams, heading the Structured Products Team. He is also a member of the Advisory Committee to the Sub-Adviser's Board of Directors and the Firm's Steering Committee. Prior to joining the Firm, he was a manager of financial planning and analysis at Illinois Bell. Previously, he had been an R&D engineer at Northrop Defense Systems Division. Mr. Johnson earned his BS and MS degrees in Electrical Engineering at the Illinois Institute of Technology and his MBA from the University of Chicago. He serves on the Lehman Brothers Analytics Advisory Council and Index Advisory Council.

RICHARD W. KNEE, is a Managing Director and Board member of the Sub-Adviser. He joined the predecessor to the Sub-Adviser (Lincoln Capital Management Company) in 1983. Mr. Knee is the co-head of investment grade fixed income and lead portfolio manager with primary responsibility for full discretion portfolios, including the Lehman Brothers Core Bond Fund, and custom strategies. He is a member of the investment team setting overall portfolio strategy and serves on specialty investment grade teams, heading the Interest Rate Strategy team. He is also a member of the Firm's Steering Committee. Prior to 1983, he was a fixed income portfolio manager in the trust departments of both the Harris Bank and the First National Bank of Chicago. Mr. Knee graduated from the University of Notre Dame and has an MBA from the University of California at Berkeley.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities.

NEUBERGER BERMAN MANAGEMENT INC. is the fund's investment manager, administrator, and distributor. It engages the Sub-Adviser to provide day-to-day investment management services. As investment adviser, Neuberger Berman Management Inc. is responsible for overseeing the investment activities of the Sub-Adviser. Neuberger Berman Management Inc. and the Sub-Adviser are wholly owned subsidiaries of Lehman Brothers Holdings Inc.

For investment management services, the fund will pay Neuberger Berman Management Inc. fees at the annual rate of 0.25% of the fund's average daily net assets on the first $500 million; 0.225% on the next $500 million; 0.20% on the next $500 million; 0.175% on the next $500 million; and 0.15% over $2 billion. For administrative services provided to the Lehman Brothers Institutional Class of shares, the fund will pay Neuberger Berman Management Inc. fees at the annual rate of 0.15% of average daily net assets.

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FINANCIAL HIGHLIGHTS

                                                                                                        SIX MONTHS
                                                                                                          ENDED
                                                                                                      MARCH 31, 2005
YEAR ENDED SEPTEMBER 30,                            2000      2001      2002      2003      2004       (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)

Data apply to a single share throughout each period indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.

Share price (NAV) at beginning of period            9.91       9.87     10.45     10.73     10.81         10.52

PLUS:        Income from investment
             operations

             Net investment income                  0.60       0.55      0.43      0.33      0.28          0.16

             Net gains/losses -- realized and
             unrealized                            (0.04)      0.58      0.38      0.24      0.11         (0.08)

             Subtotal: income from investment
             operations                             0.56       1.13      0.81      0.57      0.39          0.08

MINUS:       Distributions to shareholders

             Income dividends                       0.60       0.55      0.43      0.33      0.28          0.16

             Capital gain distributions               --         --      0.10      0.16      0.40          0.26

             Subtotal: distributions to
             shareholders                           0.60       0.55      0.53      0.49      0.68          0.42

EQUALS:      Share price (NAV) at end of
             period                                 9.87      10.45     10.73     10.81     10.52         10.18

RATIOS (% OF AVERAGE NET ASSETS)
------------------------------------------------------------------------------------------------------------------------------

The ratios show the fund's expenses and net investment income.


NET EXPENSES -- ACTUAL                              0.45       0.45      0.45      0.45      0.45          0.45/(1)/

NET INVESTMENT INCOME -- ACTUAL                     6.10       5.36      4.14      3.04      2.61          2.98/(1)/

OTHER DATA
------------------------------------------------------------------------------------------------------------------------------

Total return shows how an investment in the fund would have performed over each period, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.

TOTAL RETURN (%)                                    5.85      11.71      8.08      5.43      3.72          0.75/(2)/

NET ASSETS AT END OF PERIOD (IN MILLIONS OF
DOLLARS)                                           167.7      213.2     195.6     215.5     233.6          77.2

PORTFOLIO TURNOVER RATE (%)                          492        410       333       343       390           258/(2)/

All of the above figures are from the Institutional Class of the fund's predecessor fund, Ariel Premier Bond Fund. The figures for 2004 were obtained from the 2004 financial statements which were audited by KPMG LLP, the predecessor fund's independent registered public accounting firm. Prior years were obtained from financial statements audited by another accounting firm.
Their report, along with full financial statements, appears in the predecessor fund's most recent shareholder report. The figures for the six months ended March 31, 2005 are unaudited.

(1)  Annualized.

(2)  Not annualized.

LEHMAN BROTHERS CORE BOND FUND

--------------------------------------------------------------------------------
 YOUR INVESTMENT
--------------------------------------------------------------------------------

ELIGIBLE ACCOUNTS

The fund offers its shares for purchase by investors directly and through investment providers. The fund has a minimum initial investment of $1 million.

The shares of the fund described in this prospectus are also available to qualified retirement plans, benefit plans and other accounts managed by Lehman Brothers and other investment providers.

The fees and policies outlined in this prospectus are set by the fund described in this prospectus and by Neuberger Berman Management Inc. However, most of the information you'll need for managing your investment will come from Lehman Brothers or from your investment provider. This includes information on how to buy and sell shares of the fund, investor services, and additional policies.

In exchange for the services it offers, Lehman Brothers and your investment provider may charge fees, which are generally in addition to those described in this prospectus.

MAINTAINING YOUR ACCOUNT

PURCHASING SHARES DIRECTLY OR THROUGH AN INVESTMENT PROVIDER

WHEN YOU BUY SHARES. Instructions for buying shares directly are under "Buying Shares." See "Investment Providers" if you are buying shares through Lehman Brothers or an investment provider. Whenever you make an initial investment in the fund or add to an existing account, you will be sent a statement confirming your transaction. All investments must be made in U.S. dollars.

Every buy or sell order you place will be processed at the next share price to be calculated after your order has been accepted. Purchase orders are deemed "accepted" when the fund's transfer agent has received your wire or other payment for the shares. In the case of certain institutional investors, Neuberger Berman Management Inc. will accept purchase orders when received directly or through one of its administrative agents, on the basis of a pre-existing arrangement to make payment to Neuberger Berman Management Inc. or its administrative agent by the following morning. Normally, for the fund, dividends are first earned or accrued the day after your purchase order is received.

WHEN YOU SELL SHARES. If you bought your shares directly, instructions for selling shares are under "Selling Shares." See "Investment Providers" if you want to sell shares you purchased through Lehman Brothers or through an investment provider. You can place an order to sell some or all of your shares at any time. Fund investors will receive the dividends earned and accrued by the fund on the day they sell their shares.

In some cases, when you purchase shares directly or from an investment provider, you will have to place your order to sell shares in writing, and you will need a signature guarantee (see "Signature Guarantees").

If your account falls below the minimum initial investment level of $1 million, the fund has the right to request that you bring the balance back up to the minimum. If you have not done so within 60 days, we may close your account and send you the proceeds by wire. Fund shareholders as of the opening of regular trading on the New York Stock Exchange ("Exchange") on June 10, 2005, may continue to hold and buy fund shares.

The fund reserves the right to pay in kind for redemptions. The fund does not redeem in kind under normal circumstances, but would do so when Neuberger Berman Management Inc. has determined that it is in the best interests of the fund's shareholders as a whole. Investors are urged to call 888-556-9030 before effecting any large redemption.

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MARKET TIMING POLICY

Frequent purchases and redemptions in fund shares ("market-timing activities") can interfere with fund management and affect costs and performance for other shareholders. To discourage market-timing activities by fund shareholders, the fund's trustees have adopted market-timing policies and have approved the procedures of the principal underwriter for implementing those policies. In furtherance of these policies, under certain circumstances, the fund reserves the right to reject any purchase order or suspend the telephone order privilege.

Neuberger Berman Management Inc. applies the fund's policies and procedures with respect to market-timing activities by monitoring trading activity in the fund, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases of fund shares. These policies and procedures are applied consistently to all shareholders. Although the fund makes efforts to monitor for market-timing activities, the ability of the fund to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the fund will be able to eliminate all market-timing activities.

STATEMENTS AND CONFIRMATIONS. Please review your account statements and confirmations carefully as soon as you receive them. You must contact us within 30 days if you have any questions or notice any discrepancies. Otherwise, you may adversely affect your right to make a claim about the transaction(s).

PLACING ORDERS BY TELEPHONE. Fund investors have the option of placing telephone orders, subject to certain restrictions. This option is available to you unless you indicate on your account application (or in a subsequent letter to us or to State Street Bank and Trust Company) that you don't want it.

Whenever we receive a telephone order, we take steps to make sure the order is legitimate. These may include asking for identifying information and recording the call. As long as the fund and its representatives take reasonable measures to verify the authenticity of calls, investors may be responsible for any losses caused by unauthorized telephone orders.

In unusual circumstances, it may be difficult to place an order by phone. In these cases, consider sending your order by fax or express delivery.

The proceeds from shares sold are generally credited to your account on the same business day the sell order is executed, and nearly always within three business days. Proceeds may be delayed beyond this time in unusual circumstances where the law allows additional time if needed.

There is no sales charge or commission paid for investment in fund shares. The fund does not issue certificates for shares.

OTHER POLICIES. Under certain circumstances, the fund reserves the right to:

o  suspend the offering of shares

o  reject any purchase order

o  suspend the telephone order privilege

o suspend or postpone your right to sell fund shares, or postpone payments or redemptions for more than seven days, on days when trading on the Exchange is restricted, or as otherwise permitted by the SEC

o change its investment minimums or other requirements for buying and selling, or waive any minimums or requirements for certain investors

--------------------------------------------------------------------------------

SIGNATURE GUARANTEES

YOU MAY NEED A SIGNATURE GUARANTEE WHEN YOU PURCHASE SHARES DIRECTLY OR FROM AN INVESTMENT PROVIDER. A SIGNATURE GUARANTEE IS A GUARANTEE THAT YOUR SIGNATURE IS AUTHENTIC.

MOST BANKS, BROKERS, AND OTHER FINANCIAL INSTITUTIONS CAN PROVIDE YOU WITH ONE. SOME MAY CHARGE A FEE; OTHERS MAY NOT, PARTICULARLY IF YOU ARE A CUSTOMER OF THEIRS.

SIGNATURE GUARANTEES ARE REQUIRED FOR A VARIETY OF TRANSACTIONS INCLUDING REQUESTS FOR CHANGES TO YOUR ACCOUNT OR INSTRUCTIONS FOR DISTRIBUTION OF PROCEEDS. WE RESERVE THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE ON ANY TRANSACTION AT OUR DISCRETION.

A NOTARIZED SIGNATURE FROM A NOTARY PUBLIC IS NOT A SIGNATURE GUARANTEE.

INVESTMENT PROVIDERS

THE SHARES OF THE FUND AVAILABLE IN THIS PROSPECTUS MAY ALSO BE PURCHASED THROUGH CERTAIN INVESTMENT PROVIDERS SUCH AS BANKS, BROKERAGE FIRMS, WORKPLACE RETIREMENT PROGRAMS, AND FINANCIAL ADVISERS.

THE FEES AND POLICIES OUTLINED IN THIS PROSPECTUS ARE SET BY THE FUND AND BY NEUBERGER BERMAN MANAGEMENT INC. HOWEVER, IF YOU USE AN INVESTMENT PROVIDER, MOST OF THE INFORMATION YOU'LL NEED FOR MANAGING YOUR INVESTMENT WILL COME FROM THAT PROVIDER. THIS INCLUDES INFORMATION ON HOW TO BUY AND SELL SHARES, INVESTOR SERVICES, AND ADDITIONAL POLICIES.

IF YOU USE AN INVESTMENT PROVIDER, YOU MUST CONTACT THAT PROVIDER TO BUY OR SELL SHARES OF THE FUND DESCRIBED IN THIS PROSPECTUS.

INFORMATION REQUIRED FROM NEW ACCOUNTS

TO HELP THE U.S. GOVERNMENT FIGHT THE FUNDING OF TERRORISM AND MONEY LAUNDERING ACTIVITIES, FEDERAL LAW REQUIRES ALL FINANCIAL INSTITUTIONS TO OBTAIN, VERIFY, AND RECORD INFORMATION THAT IDENTIFIES EACH PERSON WHO OPENS AN ACCOUNT.

WHEN YOU OPEN AN ACCOUNT, WE (WHICH MAY INCLUDE YOUR INVESTMENT PROVIDER ACTING ON OUR BEHALF OR AS OUR AGENT) WILL REQUIRE YOUR NAME, ADDRESS, DATE OF BIRTH, AND SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER. WE MAY ALSO REQUIRE OTHER IDENTIFYING DOCUMENTS. IF WE CANNOT VERIFY THE INFORMATION YOU SUPPLY TO US OR IF IT IS INCOMPLETE, WE MAY BE REQUIRED TO RETURN YOUR FUNDS.

PORTFOLIO HOLDINGS POLICY

A DESCRIPTION OF THE FUND'S POLICIES AND PROCEDURES WITH RESPECT TO DISCLOSURE OF THE FUND'S PORTFOLIO SECURITIES IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. THE COMPLETE PORTFOLIO HOLDINGS FOR THE FUND ARE AVAILABLE AT HTTP://WWW.NB.COM/IND/MUTUAL_FUNDS/PROSPECTUSES/ 15-30 DAYS AFTER EACH MONTH-END. THE FUND'S COMPLETE PORTFOLIO HOLDINGS WILL REMAIN AVAILABLE UNTIL A REPORT ON FORM N-Q OR FORM N-CSR INCLUDING THE DATE OF THE POSTED INFORMATION HAS BEEN FILED WITH THE SEC.

--------------------------------------------------------------------------------

BUYING SHARES

If you are buying or selling shares directly, instructions are provided in the following charts. Investors buying or selling shares through Lehman Brothers or an investment provider should contact them for instructions.

METHOD       THINGS TO KNOW                             INSTRUCTIONS
-------------------------------------------------------------------------------------------------
WIRING MONEY The minimum initial purchase amount for    Before wiring any money, call
             this fund is $1 million; if your balance   888-556-9030 for an order confirmation
             should fall below this amount for a
             substantial period of time, we reserve the Have your financial institution send your
             right to request that you bring your       wire to State Street Bank and Trust
             balance back up to the minimum. If you     Company
             have not done so within 60 days, we may
             close your account and send you the        Include your name, the fund name, your
             proceeds by mail                           account number and other information
                                                        as requested
             Fund shareholders as of the opening of
             regular trading on the Exchange on June
             10, 2005, may continue to hold and buy
             fund shares.
-------------------------------------------------------------------------------------------------
BY TELEPHONE We do not accept phone orders for an       Call 888-556-9030 to notify us of your
             initial investment                         purchase

             Additional shares will be purchased upon   Immediately follow up with a wire
             receipt of your money by our transfer
             agent

             Not available on retirement accounts
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SELLING SHARES

METHOD                THINGS TO KNOW                              INSTRUCTIONS
-------------------------------------------------------------------------------------------------------------
SENDING US A LETTER   We will wire the proceeds to the bank       Send us a letter requesting us to sell
                      account designated on your application.     shares signed by all registered owners;
                                                                  include your name, account number, the
                      You may need a signature guarantee          fund name, the dollar amount or number
                                                                  of shares you want to sell, and any other
                      Please also supply us with your e-mail      instructions
                      address and daytime telephone number
                      when you write to us in the event we need   If regular first-class mail, send to:
                      to reach you                                Lehman Brothers Funds
                                                                  Boston Service Center
                                                                  P.O. Box 8403
                                                                  Boston, MA 02266-8403

                                                                  If express delivery, registered mail, or
                                                                  certified mail, send to:
                                                                  Lehman Brothers Funds
                                                                  c/o State Street Bank and Trust Company
                                                                  66 Brooks Drive
                                                                  Braintree, MA 02184-3839
-------------------------------------------------------------------------------------------------------------
SENDING US A FAX      For amounts of up to $250,000               Write a request to sell shares as described
                                                                  above
                      Not available if you have changed the
                      address on the account in the past 15 days  Call 888-556-9030 to obtain the appropriate fax number
-------------------------------------------------------------------------------------------------------------
CALLING IN YOUR ORDER All phone orders to sell shares must be for Call 888-556-9030 to place your order at least $1,000 unless you are closing out
                      an account                                  Give your name, account number, the
                                                                  fund name, the dollar amount or number
                      Not available if you have declined the      of shares you want to sell, and any other
                      phone option                                instructions

                      Not available if you have changed the
                      address on the account in the past 15 days
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SHARE PRICES

Because shares of the fund do not have a sales charge, the price your account pays for each share of the fund is the net asset value per share. Similarly, because the fund does not charge any fee for selling shares, the fund pays the full share price when your account sells shares. Remember that your investment provider may charge fees for its investment management services.

The fund is open for business every day the Exchange is open. The Exchange is closed on all national holidays and Good Friday; fund shares will not be priced on those days or any other day the Exchange is closed. Because fixed income securities trade in markets outside the Exchange, a fund may decide to remain open on a day when the Exchange is closed for unusual reasons. In such a case, the fund would post a notice on the Neuberger Berman website, www.nb.com.

In general, every buy or sell order you place will go through at the next share price to be calculated after your order has been accepted (see "Maintaining Your Account" for instructions on placing orders). We cannot accept your purchase order until payment has been received. The fund calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. Eastern time. If you use an investment provider, you should check with it to find out by what time your order must be received so that it can be processed the same day. Depending on when it accepts orders, it's possible that the fund's share price could change on days when you are unable to buy or sell shares.

Neuberger Berman Management Inc. will process purchase orders when received on the basis of an arrangement that you will make payment on the same day by the close of the Exchange. The fund and Neuberger Berman Management Inc. reserve the right to suspend or reject future purchase orders from any investor who does not provide payment to settle a purchase order.

In addition, for the fund to process your request, it must be in "good order." Good order means that you have provided sufficient information to process your request as outlined in this prospectus.

Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by the fund could change on days when you can't buy or sell fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is accepted.

SHARE PRICE CALCULATIONS

THE PRICE OF LEHMAN BROTHERS INSTITUTIONAL CLASS SHARES OF THE FUND IS THE TOTAL VALUE OF FUND ASSETS ATTRIBUTABLE TO LEHMAN BROTHERS INSTITUTIONAL CLASS SHARES MINUS THE LIABILITIES ATTRIBUTABLE TO THAT CLASS, DIVIDED BY THE TOTAL NUMBER OF LEHMAN BROTHERS INSTITUTIONAL CLASS SHARES OUTSTANDING. THE SHARE PRICE OF THE FUND TYPICALLY CHANGES EVERY BUSINESS DAY.

WHEN VALUING PORTFOLIO SECURITIES, THE FUND USES BID QUOTATIONS. HOWEVER, IN CERTAIN CASES, EVENTS THAT OCCUR AFTER CERTAIN MARKETS HAVE CLOSED MAY RENDER THESE QUOTATIONS UNRELIABLE. WHEN THE FUND BELIEVES A QUOTATION DOES NOT REFLECT A SECURITY'S CURRENT MARKET VALUE, THE FUND WILL SUBSTITUTE FOR THE QUOTATION A FAIR-VALUE ESTIMATE MADE ACCORDING TO METHODS APPROVED BY ITS TRUSTEES. THE FUND WILL ALSO USE THESE METHODS TO VALUE CERTAIN TYPES OF ILLIQUID SECURITIES.

FAIR VALUE PRICING GENERALLY WILL BE USED BY THE FUND IF THE EXCHANGE ON WHICH A FIXED INCOME SECURITY IS TRADED CLOSES EARLY OR IF TRADING IN A PARTICULAR SECURITY WAS HALTED DURING THE DAY AND DID NOT RESUME PRIOR TO A FUND'S NET ASSET VALUE CALCULATION. THE FUND MAY ALSO USE THESE METHODS TO VALUE SECURITIES THAT TRADE IN A FOREIGN MARKET, IF SIGNIFICANT EVENTS THAT APPEAR LIKELY TO AFFECT THE VALUE OF THOSE SECURITIES OCCUR BETWEEN THE TIME THAT FOREIGN MARKET CLOSES AND THE TIME THE EXCHANGE CLOSES. SIGNIFICANT EVENTS MAY INCLUDE (1) THOSE IMPACTING A SINGLE ISSUER, (2) GOVERNMENTAL ACTIONS THAT AFFECT SECURITIES IN ONE SECTOR OR COUNTRY, (3) NATURAL DISASTERS OR ARMED CONFLICTS AFFECTING A COUNTRY OR REGION, OR (4) SIGNIFICANT DOMESTIC OR FOREIGN MARKET FLUCTUATIONS. THE EFFECT OF USING FAIR VALUE PRICING IS THAT THE FUND'S NET ASSET VALUE WILL BE SUBJECT TO THE JUDGMENT OF THE TRUSTEES' DESIGNEE INSTEAD OF BEING DETERMINED BY MARKET PRICES.

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DISTRIBUTIONS AND TAXES

DISTRIBUTIONS. The fund pays out to shareholders any net investment income and net realized capital gains. Ordinarily, the fund declares income dividends daily and pays them monthly. The fund makes any capital gain distributions once a year (in December).

Consult your investment adviser about whether distributions from the fund to your account will be reinvested in additional shares of the fund or paid to your account in cash. Although fund distributions are actually made to the investment provider that holds the fund shares on your behalf, the following discussion describes distributions made to you and their tax consequences because you are the shares' beneficial owner.

HOW DISTRIBUTIONS ARE TAXED. Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, all fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them in additional fund shares.

Fund distributions to Roth IRAs, other individual retirement accounts and qualified retirement plans generally are tax-free. Eventual withdrawals from a Roth IRA also may be tax-free, while withdrawals from other retirement accounts and plans generally are subject to tax.

Distributions generally are taxable to you in the year you receive them. In some cases, distributions you receive in January are taxable as if they had been paid the previous December 31. Your tax statement (see "Taxes and You") will help clarify this for you.

Distributions of income and the excess of net short-term capital gain over net long-term capital loss are generally taxed as ordinary income. It is not expected that any of the fund's distributions will be attributable to "qualified dividend income" (generally, dividends it receives on stock of most U.S. and certain foreign corporations), which is subject to a 15% maximum federal income tax rate for individual shareholders.

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are generally taxed as long-term capital gain and are subject to that 15% maximum rate for individual shareholders. The tax treatment of capital gain distributions depends on how long the fund held the securities it sold, not when you bought your shares of the fund or whether you reinvested your distributions.

In general, a portion of the income dividends from the fund may be free from state and local income taxes. However, if you are a high-income individual who would owe comparatively little in federal income tax, some of your fund dividends may be subject to the federal alternative minimum tax. In addition, any exempt-interest dividend that a corporate shareholder receives will be included in "adjusted current earnings" for purposes of that tax.

HOW SHARE TRANSACTIONS ARE TAXED. When you sell (redeem) fund shares, you generally realize a taxable gain or loss. An exception, once again, applies to tax-advantaged retirement accounts and plans. Any capital gain an individual shareholder recognizes on a redemption of his or her fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate mentioned above.

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TAXES AND YOU

THE TAXES YOU ACTUALLY OWE ON FUND DISTRIBUTIONS AND SHARE TRANSACTIONS CAN VARY WITH MANY FACTORS, SUCH AS YOUR TAX BRACKET, HOW LONG YOU HELD YOUR SHARES AND WHETHER YOU OWE ALTERNATIVE MINIMUM TAX.

HOW CAN YOU FIGURE OUT YOUR TAX LIABILITY ON FUND DISTRIBUTIONS AND SHARE TRANSACTIONS? ONE HELPFUL TOOL IS THE TAX STATEMENT THAT WE OR YOUR INVESTMENT PROVIDER SENDS YOU EVERY JANUARY. IT DETAILS THE DISTRIBUTIONS YOU RECEIVED DURING THE PAST YEAR AND SHOWS THEIR TAX STATUS. A SEPARATE STATEMENT COVERS YOUR SHARE TRANSACTIONS.

MOST IMPORTANTLY, CONSULT YOUR TAX PROFESSIONAL. EVERYONE'S TAX SITUATION IS DIFFERENT, AND YOUR PROFESSIONAL SHOULD BE ABLE TO HELP YOU ANSWER ANY QUESTIONS YOU MAY HAVE.

BACKUP WITHHOLDING

THE FUND IS REQUIRED TO WITHHOLD 28% OF THE MONEY YOU ARE OTHERWISE ENTITLED TO RECEIVE FROM ITS DISTRIBUTIONS AND REDEMPTION PROCEEDS IF YOU ARE AN INDIVIDUAL OR CERTAIN OTHER NON-CORPORATE SHAREHOLDER WHO FAILS TO PROVIDE A CORRECT TAXPAYER IDENTIFICATION NUMBER TO THE FUND. WITHHOLDING AT THAT RATE ALSO IS REQUIRED FROM THE FUND'S DISTRIBUTIONS TO WHICH YOU ARE OTHERWISE ENTITLED IF YOU ARE SUCH A SHAREHOLDER AND THE IRS TELLS US THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING OR YOU ARE SUBJECT TO BACKUP WITHHOLDING FOR ANY OTHER REASON.

IN THE CASE OF A CUSTODIAL ACCOUNT FOR A NEWBORN, IF THE APPROPRIATE TAXPAYER IDENTIFICATION NUMBER HAS BEEN APPLIED FOR BUT IS NOT AVAILABLE WHEN YOU COMPLETE THE ACCOUNT APPLICATION, YOU MAY OPEN THE ACCOUNT WITHOUT THAT NUMBER, IF WE RECEIVE (DIRECTLY OR FROM YOUR INVESTMENT PROVIDER) THE CUSTODIAN'S DATE OF BIRTH AND SOCIAL SECURITY NUMBER TOGETHER WITH A COPY OF THE REQUEST MADE TO THE IRS FOR THE NEWBORN'S SOCIAL SECURITY NUMBER. HOWEVER, WE MUST RECEIVE THE NEW NUMBER WITHIN 60 DAYS OR THE ACCOUNT WILL BE CLOSED. FOR INFORMATION ON CUSTODIAL ACCOUNTS, CALL 888-556-9030.

YOU MUST SUPPLY YOUR SIGNED TAXPAYER IDENTIFICATION NUMBER FORM TO YOUR INVESTMENT PROVIDER, IF ANY, AND IT MUST SUPPLY ITS TAXPAYER IDENTIFICATION NUMBER TO US, IN ORDER TO AVOID BACKUP WITHHOLDING.

BUYING SHARES BEFORE A DISTRIBUTION

THE MONEY THE FUND EARNS, EITHER AS INCOME OR AS CAPITAL GAINS, IS REFLECTED IN ITS SHARE PRICE UNTIL IT DISTRIBUTES THE MONEY. AT THAT TIME, THE AMOUNT OF THE DISTRIBUTION IS DEDUCTED FROM THE SHARE PRICE. THE AMOUNT OF THE DISTRIBUTION IS EITHER REINVESTED IN ADDITIONAL SHARES OF LEHMAN BROTHERS INSTITUTIONAL CLASS OR PAID TO SHAREHOLDERS IN CASH.

BECAUSE OF THIS, IF YOU BUY SHARES OF THE FUND JUST BEFORE IT MAKES A CAPITAL GAIN DISTRIBUTION, YOU'LL END UP GETTING SOME OF YOUR INVESTMENT BACK AS A TAXABLE DISTRIBUTION. YOU CAN AVOID THIS SITUATION BY WAITING TO INVEST UNTIL AFTER THE RECORD DATE FOR THE DISTRIBUTION.

GENERALLY, IF YOU'RE INVESTING IN THE FUND THROUGH A TAX-ADVANTAGED RETIREMENT ACCOUNT OR PLAN, THERE ARE NO TAX CONSEQUENCES TO YOU FROM A DISTRIBUTION.

FUND STRUCTURE

The fund uses a "multiple class" structure. The Neuberger Berman funds offer one or more classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to the Lehman Brothers Institutional Class shares of the fund, which is a series of Neuberger Berman Income Funds.

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NEUBERGER BERMAN INCOME FUNDS

LEHMAN BROTHERS INSTITUTIONAL CLASS SHARES
o  No load, sales charges or 12b-1 fees.

If you'd like further details on the fund, you can request a free copy of the following documents:

SHAREHOLDER REPORTS. Published twice a year, the shareholder reports offer information about each fund's recent performance, including:
o  a discussion by the portfolio manager about strategies and market conditions
o  fund performance data and financial statements
o  complete portfolio holdings

STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI contains more comprehensive information on the fund, including:
o  various types of securities and practices, and their risks
o  investment limitations and additional policies
o  information about the fund's management and business structure

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager: NEUBERGER BERMAN MANAGEMENT INC.
Sub-adviser: LEHMAN BROTHERS ASSET MANAGEMENT LLC

OBTAINING INFORMATION

YOU CAN OBTAIN A SHAREHOLDER REPORT, SAI, AND OTHER INFORMATION FROM YOUR INVESTMENT PROVIDER, OR FROM:

NEUBERGER BERMAN MANAGEMENT INC.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800-877-9700
212-476-8800
Institutional Support Services: 888-556-9030
Web site: www.nb.com
Email: fundinquiries@nb.com

YOU CAN ALSO REQUEST COPIES OF THIS INFORMATION FROM THE SEC FOR THE COST OF A DUPLICATING FEE BY SENDING AN E-MAIL REQUEST TO PUBLICINFO@SEC.GOV OR BY WRITING TO THE SEC'S PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102. THEY ARE ALSO AVAILABLE FROM THE EDGAR DATABASE ON THE SEC'S WEB SITE AT WWW.SEC.GOV.

YOU MAY ALSO VIEW AND COPY THE DOCUMENTS AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON. CALL 202-942-8090 FOR INFORMATION ABOUT THE OPERATION OF THE PUBLIC REFERENCE ROOM.

SEC file number 811-3802
F0259 06/05